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    As filed with the Securities and Exchange Commission on November 8, 1999
                                                      Registration No. 333-88143

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              OMNOVA SOLUTIONS INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
         (State or Other Jurisdiction of Incorporation or Organization)

                                   34-1897652
                      (I.R.S. Employer Identification No.)

         175 Ghent Road, Fairlawn, Ohio                        44333-3300
         (Address of Principal Executive Offices)              (Zip Code)

                  OMNOVA SOLUTIONS INC. OPTION ADJUSTMENT PLAN
                            (Full Title of the Plan)

                                Cynthia A. Slack
                                    Secretary
                              OMNOVA Solutions Inc.
                                 175 Ghent Road
                            Fairlawn, Ohio 44333-3300
                     (Name and Address of Agent For Service)

Telephone Number, Including Area Code, of Agent For Service:    330/869-4200




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                  This Amendment No. 1 to Form S-8 is filed solely to correct a typographical error to Exhibit 4.3 of the Registrant's Registration Statement on Form S-8 (Registration No. 333- 88143), as filed with the Commission on September 30, 1999 and to file related powers of attorney.

         Item 8.       Exhibits

         4.3           OMNOVA Solutions Inc. Option Adjustment Plan

         24.1          Powers of Attorney


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                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairlawn, State of Ohio, on this 8th day of November, 1999.


                                                   OMNOVA SOLUTIONS INC.
                                                       (Registrant)

                                                   By: /s/ Cynthia A. Slack
                                                       --------------------
                                                       Cynthia A. Slack
                                                       Secretary

                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                  TITLE

       *                                   Chief Executive Officer and Director
----------------------------               (Principal Executive Officer)
John B. Yasinsky


       *                                   Senior Vice President and Chief
----------------------------               Financial Officer
Michael E. Hicks                           (Principal Financial Officer)

       *                                   Director - Audit, Accounting & Tax
----------------------------               (Principal Accounting Officer)
Patricia J. Parr


       *                                   Director
----------------------------
Edward P. Campbell


       *                                   Director
----------------------------
Charles A. Corry


       *                                   Director
----------------------------
Diane E. McGarry


       *                                   Director
----------------------------
Steven W. Percy



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       *                                   Director
----------------------------
Dr. R. Byron Pipes



* This Registration Statement has been signed on behalf of the above officers and directors by Cynthia A. Slack, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24.1 to this Registration Statement.

DATED:  November 8th, 1999                 By:  /s/ Cynthia A. Slack
                                                ------------------------------
                                                Cynthia A. Slack


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                                  EXHIBIT INDEX

                  Exhibits.

                  4.3      OMNOVA Solutions Inc. Option Adjustment Plan.

                  24.1     Powers of Attorney